UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
December 27, 2013

NorthStar Healthcare Income, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 333-170802	No. 27-3663988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, 18th Floor, New York, New York 10022

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 547-2600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Pinebrook Facility and Watermark Joint Venture

On December 27, 2013, NorthStar Healthcare Income, Inc. (“NorthStar Healthcare”), through a subsidiary of its operating partnership, completed a joint venture investment with The Freshwater Group, Inc. (“Freshwater”) in a 125-unit independent living facility located in Milford, Ohio (the “Pinebrook Facility”) for an aggregate total cost of $16.3 million. NorthStar Healthcare, through its investment in the joint venture (the “Joint Venture”), acquired a 97% interest in the Pinebrook Facility for $15.8 million, which includes NorthStar Healthcare’s allocable share of all transaction costs. The Joint Venture acquired the Pinebrook Facility from MSLV Wolfpen LLC pursuant to a purchase and sale agreement, as amended, dated November 19, 2013, with Wells Fargo, National Association, both unaffiliated third parties. NorthStar Healthcare funded the investment through a combination of proceeds from its initial public offering and a $10.5 million senior mortgage note payable (the “Pinebrook Borrowing”) provided by an unaffiliated third-party lender. The transaction was approved by NorthStar Healthcare’s board of directors in accordance with NorthStar Healthcare’s investment guidelines.

The Pinebrook Facility was constructed in 2008 and consists of a three-story, 145,896 square foot building. As of December 20, 2013, resident occupancy was 67%. An affiliate of Watermark Retirement Communities, Inc. (“Watermark”), a national operator of senior living facilities and an affiliate of Freshwater, was hired to operate the Pinebrook Facility pursuant to a seven-year management agreement with automatic one-year renewals (the “Management Agreement”) under which Watermark will receive a base management fee equal to 5.0% of the monthly gross revenues collected. The Management Agreement may be terminated without penalty in the event of various defaults, as more fully described in the Management Agreement.

The Pinebrook Borrowing bears interest at a floating rate of 3.35% over the three-month London Interbank Offered Rate (“LIBOR”), but at no point shall LIBOR be less than 0.50%, resulting in a minimum interest rate of 3.85%. The initial term of the Pinebrook Borrowing is 36 months with two one-year extension periods, subject to a 0.25% extension fee for each extension and the satisfaction of certain performance tests. The initial 24 monthly payments on the Pinebrook Borrowing are interest-only, with payments based on a 25-year amortization schedule thereafter. The Pinebrook Borrowing may not be prepaid during the first 24 months and is open to repayment thereafter. In addition to standard representations, warranties and covenants contained in transactions of this type, under the terms of the Pinebrook Borrowing, the Pinebrook Facility must maintain (i) minimum average occupancy, (ii) a minimum debt service coverage ratio, and (iii) a minimum project yield, all as more fully described in the loan agreement. In connection with the Pinebrook Borrowing, affiliates of Freshwater agreed to guaranty certain recourse carve-out and environmental obligations of the Joint Venture under the loan agreement and related documentation (the “Guaranteed Obligations”). NorthStar Healthcare, through its operating partnership, entered into a contribution agreement, dated December 27, 2013 (the “Contribution Agreement”), whereby NorthStar Healthcare and Freshwater agreed to fund their pro rata share of certain losses arising out of the Guaranteed Obligations; provided, however, NorthStar Healthcare or Freshwater, as the case may be, will be individually responsible for 100% of certain losses caused by the respective party, as more fully described in the contribution agreement.

The Joint Venture is governed by a limited liability company agreement dated December 27, 2013 (the “JV Agreement”). An affiliate of NorthStar Healthcare is the manager of the Joint Venture and, subject to the terms and conditions of the JV Agreement, has the full and exclusive right to conduct its business and affairs. Major decisions require the consent of an affiliate of Freshwater, who is the administrative member of the Joint Venture and manages its day-to-day affairs. Under the terms of the JV Agreement, during the first two years NorthStar Healthcare is entitled to receive 100% of all net operating cash flow until it receives a 12.0% preferred return on its invested capital, at which point Freshwater will receive 100% of all net operating cash flow until it receives a 12% preferred return on its invested capital. Following the earlier of the payment in full of each party’s respective preferred return or the end of the initial two-year period, all distributions of net operating cash flow will be made to NorthStar Healthcare and to Freshwater on a pro rata basis in accordance with each party’s percentage interest in the Joint Venture. Distributions of capital proceeds will be based on certain performance thresholds in accordance with the JV Agreement. The JV Agreement contains customary buy-sell and forced sale provisions.

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The JV Agreement also provides for the future acquisition by the Joint Venture of additional facilities currently owned by unaffiliated third parties, including two identified properties for a combined purchase price of $71.0 million, plus closing costs (the “Identified Properties”).

On December 31, 2013, subsidiaries of the Joint Venture assumed from an affiliate of Freshwater a purchase and sale agreement, dated August 27, 2013 (as amended, the “Harvard Square PSA”), with Harvard Square, LLC and LDEV, LLC, two unaffiliated third parties, for the purchase of one of the Identified Properties, a 184-unit independent and assisted living facility located in Denver, Colorado (the “Harvard Square Facility”) for a purchase price of $31.5 million, plus closing costs. Pursuant to the terms of the Harvard Square PSA, the Joint Venture must close the acquisition of the Harvard Square Facility before March 31, 2014. Although there can be no assurance that the transaction is completed, the Joint Venture expects to complete the acquisition of the Harvard Square Facility on or before January 31, 2014.

The acquisition of the Identified Properties (including the Harvard Square Facility) remains subject to, among other things, the satisfaction of customary closing conditions associated with each acquisition. There can be no assurance that the Joint Venture will complete the acquisition of the Identified Properties. In addition, there can be no assurance that the Joint Venture will identify additional suitable facilities to acquire or that, if identified, the acquisition of such additional properties will be completed.

Vinings Memory Care Facility

On December 27, 2013, NorthStar Healthcare, through a subsidiary of its operating partnership, completed the acquisition of a 56-unit memory care facility located in Smyrna, Georgia (the “Vinings Facility”) for a total cost of $10.1 million. NorthStar Healthcare acquired the Vinings Facility from Vinings Senior Real Estate, LLC and Peregrine Way of GA, LLC, both unaffiliated third parties (collectively, the “Seller”), pursuant to an agreement of sale, dated December 27, 2013. NorthStar Healthcare funded the investment with proceeds from its initial public offering and the transaction was approved by NorthStar Healthcare’s board of directors in accordance with NorthStar Healthcare’s investment guidelines.

The Vinings Facility was constructed in 1997 and completely renovated in 2013. The Vinings Facility is 100% leased to an affiliate of Peregrine Health Management Company (“Peregrine”) pursuant to a ten-year net lease (the “Lease”), whereby the tenant is responsible for substantially all of the operating expenses at the property. Including the Vinings Facility, three of NorthStar Healthcare’s properties are operated by affiliates of Peregrine and all three leases are cross-collateralized. The Lease contains two five-year extension options and includes annual rent escalations equal to the greater of (i) the percentage increase in the consumer price index and (ii) 2.5%. The Vinings Facility contains 26,500 square feet and as of December 18, 2013 resident occupancy was 93%. The Vinings Facility is currently unlevered and NorthStar Healthcare intends to finance it either on a credit facility or with an unaffiliated third-party lender in the future.

The foregoing descriptions do not purport to be complete and are subject to, and qualified in their entirety by, the agreements that are filed as exhibits to this Current Report on Form 8-K, which agreements are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

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Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

If applicable, the required financial statements for the transaction described in Item 2.01 above will be filed under cover of a Form 8-K/A as soon as practicable and no later than 71 days after the date on which this initial Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

If applicable, the required pro forma financial information for the transaction described in Item 2.01 above will be filed under cover of a Form 8-K/A as soon as practicable and no later than 71 days after the date on which this initial Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit Number	Description
10.1	Limited Liability Company Agreement of Watermark Aqua Operator, LLC, dated as of December 27, 2013, by and between Watermark Aqua Investments, LLC and Aqua Operations NT-HCI, LLC
10.2	Purchase and Sale Agreement, dated as of November 19, 2013, by and between Wells Fargo Bank, National Association and Aqua Property NT-HCI, LLC
10.3	First Amendment to Purchase and Sale Agreement, dated as of December 18, 2013, by and between Wells Fargo Bank, National Association and Aqua Property NT-HCI, LLC
10.4	Second Amendment Purchase and Sale Agreement, dated as of December 23, 2013, by and between Wells Fargo Bank, National Association and Aqua Property NT-HCI, LLC
10.5	Management Agreement, dated as of December 27, 2013, by and between Watermark Pinebrook LLC and Watermark Retirement Communities, Inc.
10.6	Loan Agreement, dated as of December 27, 2013, by and between General Electric Capital Corporation, Watermark Pinebrook Owner, LLC, and Watermark Pinebrook LLC
10.7	Promissory Note, dated as of December 27, 2013, by and between Watermark Pinebrook Owner, LLC and GE Capital Bank
10.8	Open End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 27, 2013, by Watermark Pinebrook Owner, LLC to General Electric Capital Corporation
10.9	Contribution Agreement, dated as of December 27, 2013, by and between NorthStar Healthcare Income Operating Partnership, LP, David Freshwater, The Diana and David Freshwater Living Trust, David Barnes and The Barnes Family Revocable Trust
10.10	Assignment and Assumption of Purchase and Sale Agreement, dated December 31, 2013, by and between The Freshwater Group, Inc., Watermark Harvard Square Owner, LLC and Watermark Harvard Square AP, LLC
10.11	Purchase and Sale Agreement and Joint Escrow Instructions, dated as of August 27, 2013, by and among Harvard Square, LLC, LDEV, LLC and The Freshwater Group, Inc.
10.12	Twelfth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, dated as of December 27, 2013, by and among Harvard Square, LLC, LDEV, LLC and The Freshwater Group, Inc.
10.13	Thirteenth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, dated as of December 30, 2013, by and among Harvard Square, LLC, LDEV, LLC and The Freshwater Group, Inc.
10.14	Agreement of Sale, dated December 27, 2013, by and between Vinings Senior Real Estate, LLC, Peregrine Way of GA, LLC and Golden Grove NT-HCI, LLC

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Safe Harbor Statement

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “will” “expects,” “intends,” or other similar words or expressions. These statements are based on NorthStar Healthcare’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; NorthStar Healthcare can give no assurance that its expectations will be attained. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Variations of assumptions and results may be material. Factors that could cause actual results to differ materially from NorthStar Healthcare’s expectations include, but are not limited to, the ability of Watermark to successfully manage the Pinebrook Facility and increase resident occupancy, the ability to satisfy the Pinebrook Borrowing’s minimum average occupancy, minimum debt service coverage ratio and minimum project yield tests, the ability to extend the maturity of the Pinebrook Borrowing, NorthStar Healthcare’s liability under the Contribution Agreement, if any, the ability of NorthStar Healthcare to comply with the terms of the JV Agreement, the ability of our partner to comply with the terms of the JV Agreement, the ability to achieve a 12.0% preferred return in the Joint Venture, the Joint Venture’s ability to acquire the Identified Properties, the Joint Venture’s ability to complete the acquisition of the Harvard Square Facility before March 31, 2014, if ever, the Joint Venture’s ability to identify and acquire additional suitable facilities, Peregrine’s ability to successfully manage the Vinings Facility, the ability to finance the Vinings Facility either on a credit facility or with an unaffiliated third-party lender in the future, the impact of any losses from our properties on cash flows and returns, market rental rates and property level cash flows, changes in economic conditions generally and the real estate and debt markets specifically, the ability to maintain a qualified diversified portfolio, the impact of local economics, the ability to successfully implement an exit strategy, availability of investment opportunities, availability of capital, the ability to achieve its targeted returns, generally accepted accounting principles, policies and rules applicable to REITs and the factors described in Part I, Item 1A of NorthStar Healthcare’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and in Part II, Item 1A of NorthStar Healthcare’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013, as well as in NorthStar Healthcare’s other filings with the Securities and Exchange Commission. The foregoing list of factors is not exhaustive. All forward-looking statements included in this Current Report on Form 8-K are based upon information available to NorthStar Healthcare on the date of this report and NorthStar Healthcare is under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Healthcare Income, Inc.

Date: January 3, 2014	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman
Executive Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Limited Liability Company Agreement of Watermark Aqua Operator, LLC, dated as of December 27, 2013, by and between Watermark Aqua Investments, LLC and Aqua Operations NT-HCI, LLCManagement Agreement, dated as of December 27, 2013, by and between Watermark Aqua Operator, LLC and Watermark Retirement Communities, Inc.
10.2	Purchase and Sale Agreement, dated as of November 19, 2013, by and between Wells Fargo Bank, National Association and Aqua Property NT-HCI, LLC
10.3	First Amendment to Purchase and Sale Agreement, dated as of December 18, 2013, by and between Wells Fargo Bank, National Association and Aqua Property NT-HCI, LLC
10.4	Second Amendment Purchase and Sale Agreement, dated as of December 23, 2013, by and between Wells Fargo Bank, National Association and Aqua Property NT-HCI, LLC
10.5	Management Agreement, dated as of December 27, 2013, by and between Watermark Pinebrook LLC and Watermark Retirement Communities, Inc.
10.6	Loan Agreement, dated as of December 27, 2013, by and between General Electric Capital Corporation, Watermark Pinebrook Owner, LLC, and Watermark Pinebrook LLC
10.7	Promissory Note, dated as of December 27, 2013, by and between Watermark Pinebrook Owner, LLC and GE Capital Bank
10.8	Open End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 27, 2013, by Watermark Pinebrook Owner, LLC to General Electric Capital Corporation
10.9	Contribution Agreement, dated as of December 27, 2013, by and between NorthStar Healthcare Income Operating Partnership, LP, David Freshwater, The Diana and David Freshwater Living Trust, David Barnes and The Barnes Family Revocable Trust
10.10	Assignment and Assumption of Purchase and Sale Agreement, dated December 31, 2013, by and between The Freshwater Group, Inc., Watermark Harvard Square Owner, LLC and Watermark Harvard Square AP, LLC
10.11	Purchase and Sale Agreement and Joint Escrow Instructions, dated as of August 27, 2013, by and among Harvard Square, LLC, LDEV, LLC and The Freshwater Group, Inc.
10.12	Twelfth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, dated as of December 27, 2013, by and among Harvard Square, LLC, LDEV, LLC and The Freshwater Group, Inc.
10.13	Thirteenth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, dated as of December 30, 2013, by and among Harvard Square, LLC, LDEV, LLC and The Freshwater Group, Inc.
10.14	Agreement of Sale, dated December 27, 2013, by and between Vinings Senior Real Estate, LLC, Peregrine Way of GA, LLC and Golden Grove NT-HCI, LLC

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